THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HOLDING COMPANY STRUCTURE

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 1 OF 6 PAGES
-----------------
SEE PAGE 1 FOR NORTH AMERICAN OPERATIONS
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 4 FOR MUTUAL FUNDS
SEE PAGE 5 FOR OVERSEAS OPERATIONS
SEE PAGES 6 & 7 FOR FOOTNOTES

                                                                        *THE HARTFORD
                                                                      FINANCIAL SERVICES
                                                                         GROUP, INC.
                                                                           DELAWARE
                                                                               !
                                                                               !
                 ----------------------------------------------------------!-------------------------------
                 !                   !           !                !        !     !           !            !
                 !                   !           !                !        !     !           !            !
             *HERITAGE        HARTFORD FIRE   TRUMBULL       PROPERTY AND  ! CHAMPLAIN    NEW OCEAN   *HARTFORD
           HOLDINGS, INC.       INSURANCE     INSURANCE        CASUALTY    !   LIFE       INSURANCE  HOLDINGS, INC.
            CONNECTICUT          COMPANY      COMPANY         INSURANCE    ! REINSURANCE  CO., LTD.   DELAWARE
                 !             CONNECTICUT   CONNECTICUT      COMPANY OF   !  COMPANY      BERMUDA        !
          -------!-------                    !         !       HARTFORD    ! VERMONT(7)                   !
          !             !    SEE PAGE 2 FOR  !         !        INDIANA    !                              !
          !             !    HARTFORD FIRE   !         !       !           !-------!            ----------------
          !             !     SUBSIDIARIES   !         ! 99%   ! 1%        !       !            !              !
          !             !                    !         !       !           !       !            !              !
      HERITAGE     FIRST STATE               !        FIRST STATE          !   SENTINEL         !              !
     REINSURANCE    INSURANCE                !         MANAGEMENT          !  INSURANCE     *HARTFORD        NUTMEG
    COMPANY, LTD.    COMPANY                 !      GROUP INSURANCE        ! COMPANY, LTD.  LIFE, INC.     INSURANCE
       BERMUDA     CONNECTICUT               !        SERVICES OF          !  CONNECTICUT   DELAWARE        COMPANY
                        !                    !     MASSACHUSETTS, LLC      !                              CONNECTICUT
  SEE PAGE 5 FOR        !                    !       MASSACHUSETTS#        !                               !       !
OVERSEAS OPERATIONS     !                    !                             ! SEE PAGE 3 FOR HARTFORD LIFE  !       !
                        !                    !                   ----------!         SUBSIDIARIES          !  CATALYST360,
            ------------!----------          !                   !         !                               !      LLC
            !                     !          !                   !         !-----------                    !  DELAWARE(8)#
            !                     !          !                HARTFORD     !          !                    !
      NEW ENGLAND            NEW ENGLAND     !               STRATEGIC     !          !                    !
       INSURANCE             REINSURANCE     !              INVESTMENTS,   !       PACIFIC                 !
        COMPANY              CORPORATION     !                  LLC        !      INSURANCE                !
      CONNECTICUT            CONNECTICUT     !               DELAWARE#     !       COMPANY                 !
                                             !                             !       LIMITED                 !
        -------------------------------------!                             !     CONNECTICUT               !
        !                    !               !                   ----------!                               !
        !                    !               !                   !         !      ----------------------------------------------
    HARTFORD              HORIZON        HARTFORD                !         !      !                !       !       !           !
   SPECIALTY             MANAGEMENT     TECHNOLOGY           HARTFORD      !      !                !       !       !           !
   INSURANCE             GROUP, LLC      SERVICES            INSURANCE     !   TRUMBULL       BMG CAPITAL  !   *HART RE    HLA LLC
   SERVICES               DELAWARE#    COMPANY, LLC           COMPANY      !   SERVICES,       ADVISORS    ! GROUP, L.L.C. DELAWARE#
 OF TEXAS, LLC                           DELAWARE#            OF THE       !      LLC         GROUP, LLC   ! CONNECTICUT#
    TEXAS#                                                   SOUTHEAST     !CONNECTICUT(14)#  CONNECTICUT# !       !
                                                            CONNECTICUT    !      !                        !       !
                                                                           !      !                        !       !
                                                                           !  50% !                        !    HARTRE
                                                                 ----------!    UNITED                     ! COMPANY, LLC
                                                                 !         !   PREMIUM                     ! CONNECTICUT#
                                                                 !         !   CAPITAL,                    !
                                                              HARTFORD     !    L.L.C.                     !
                                                              INSURANCE    ! CONNECTICUT#                  !
                                                               COMPANY     !                               !
                                                               OF THE      !                          --------------------
                                                               MIDWEST     !                          !                  !
                                                               INDIANA     !                          !                  !
                                                                           !                   TRUMBULL FLOOD        HARTFORD
                                                                           !                 MANAGEMENT, L.L.C.      RESIDUAL
                                                                 ----------!                   CONNECTICUT#       MARKET, L.L.C.
                                                                 !         !                                       CONNECTICUT#
                                                                 !         !
                                                             TRUMBULL      !
                                                         FINANCE, L.L.C.   !
                                                          CONNECTICUT#     !
                                                                           !
                                                                           !
                                                                 ----------!
                                                                 !
                                                                 !
                                                             HARTFORD
                                                            INVESTMENT
                                                            MANAGEMENT
                                                             COMPANY
                                                             DELAWARE

Key:

# LIMITED LIABILITY COMPANY

+ PARTNERSHIPS

*HOLDING COMPANY        SEE PAGE 6 FOR FOOTNOTES
COMPANIES LICENSED TO WRITE INSURANCE ARE EMBOSSED IN RED.

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED


                          RELEASE DATE: JANUARY 1, 2009

 THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HARTFORD FIRE SUBSIDIARIES

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 2 OF 6 PAGES
-----------------
SEE PAGE 1 FOR NORTH AMERICAN OPERATIONS
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 4 FOR MUTUAL FUNDS
SEE PAGE 5 FOR OVERSEAS OPERATIONS
SEE PAGES 6 & 7 FOR FOOTNOTES

                                                                        *THE HARTFORD
                                                                      FINANCIAL SERVICES
                                                                         GROUP, INC.
                                                                           DELAWARE
                                                                               !
                                                                               !
                                                                         HARTFORD FIRE
                                                                       INSURANCE COMPANY
                                                                          CONNECTICUT
                                                                               !
      -------------------------------------------------------------------------!----------------------------------------------
      !               !          !           !           !                     !          !                  !      !        !
      !               !          !           !           !                     !          !                  !      !        !
  HARTFORD        HARTFORD       !       TWIN CITY       !                     !       HARTFORD          HARTFORD   !    HARTFORD
 INSURANCE     INTERNATIONAL     !    FIRE INSURANCE     !                     !     ACCIDENT AND      UNDERWRITERS !    CASUALTY
  COMPANY        MANAGEMENT      !        COMPANY        !                     !      INDEMNITY         INSURANCE   !    GENERAL
OF ILLINOIS       SERVICES       !        INDIANA        !                     !       COMPANY           COMPANY    !  AGENCY, INC.
 ILLINOIS     COMPANY, L.L.C.    !                       !                     !     CONNECTICUT       CONNECTICUT  !     TEXAS
                 DELAWARE#       !          -------------!----------           !          !                         !
                                 !          !            !         !           !  --------!             ------------!-----
                                 !          !            !         !           !  !       !             !                !
                                 !        ACCESS         !      HARTFORD       !  !       !        70%  !                !
                                 !  COVERAGECORP, INC.   !     INTEGRATED      !  !       !             !                !
                      33.340%    !    NORTH CAROLINA     ! TECHNOLOGIES, INC.  !  !  HARTFORD      XDIMENSIONAL      HARTFORD FIRE
                                 !          !            !    CONNECTICUT      !  !  CASUALTY    TECHNOLOGIES, INC.  GENERAL AGENCY,
                                 !          !            !                     !  !  INSURANCE     CALIFORNIA            INC.
                                 !          !            !                     !  !  COMPANY                            TEXAS
                             *HNI, LLC      !            !                     !  !  INDIANA
                           CONNECTICUT#     !            !----------           !  !
                                            !            !         !           !  !                  HARTFORD
                                            !            !         !           !  !             LLOYD'S INSURANCE
                                         ACCESS          !      HARTFORD       !  !                  COMPANY
                                      COVERAGECORP       !     TECHNOLOGY      !  !                   TEXAS+
                                   TECHNOLOGIES, INC.    !      SERVICE        !  !
                                     NORTH CAROLINA      !      COMPANY        !  !
                                                         !    CONNECTICUT      !  !
                                                         !                     !  !
                                                         !                     !  !
                                            -------------!----------           !  !
                                            !            !         !           !  !
                                            !            !         !           !  !
                                      PERSONAL LINES     ! 1ST AGCHOICE, INC.  !  !---------------------------
                                        INSURANCE        !    SOUTH DAKOTA     !                             !
                                       CENTER, INC.      !                     !------------------------     !
                                       CONNECTICUT       !                     !         !             !     !
                                                         !                     !         !       37.5% !     !  62.5%
                                                         !                     !         !             !     !
                                            -------------!------------         !   HARCO PROPERTY    FOUR THIRTY
                                            !            !           !         !   SERVICES, INC.    SEVEN LAND
                                            !            !           !         !    CONNECTICUT     COMPANY, INC.
                                         NUTMEG          !      BUSINESS       !                      DELAWARE
                                        INSURANCE        !      MANAGEMENT     !
                                       AGENCY, INC.      !     GROUP, INC.     !
                                       CONNECTICUT       !     CONNECTICUT     !
                                                         !                     !
                                                         !                     !
                                            -------------!----------           !
                                            !                      !           !
                                            !                      !           !
                                     HARTFORD LLOYDS          FIRST STATE      !
                                       CORPORATION            MANAGEMENT       !
                                         TEXAS(3)             GROUP, INC.      !
                                                               DELAWARE        !
                                                                               !
                                                                               !
                                                                               !
                                   --------------------------------------------!------------------------------------
                                   !                !                             !               !                !
                                   !                !                             !               !                !
                               SPECIALTY       CLAIMPLACE,                     ERSATZ         HRA, INC.        HARTFORD
                             RISK SERVICES,        INC.                     CORPORATION      CONNECTICUT       SPECIALTY
                                  LLC           DELAWARE                      DELAWARE            !             COMPANY
                               DELAWARE#                                                          !            DELAWARE
                                   !                                                              !
                                   !                                                              !
                    -------------------------------                                        HRA BROKERAGE                  NONSTOCK
                    !                             !                                        SERVICES, INC.
                    !                             !                                         CONNECTICUT                   HARTFORD
             3226999 NOVA SCOTIA            NUTMEG CASUALTY                                                               EMPLOYEE
                 LIMITED                   RISK SERVICES CO.                                                              CLUB, INC.
                CANADA(5)                     CANADA(10)                                                                 CONNECTICUT

Key:

# LIMITED LIABILITY COMPANY

+ PARTNERSHIPS

*HOLDING COMPANY        SEE PAGE 6 FOR FOOTNOTES

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HARTFORD LIFE SUBSIDIARIES

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 3 OF 6 PAGES
-----------------
SEE PAGE 1 FOR NORTH AMERICAN OPERATIONS
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 4 FOR MUTUAL FUNDS
SEE PAGE 5 FOR OVERSEAS OPERATIONS
SEE PAGES 6 & 7 FOR FOOTNOTES

                                                               *THE HARTFORD
                                                             FINANCIAL SERVICES ----------
                                                                 GROUP, INC.             !
                                                                  DELAWARE               !
                                                                      !           CHAMPLAIN LIFE
                                                                      !             REINSURANCE
                                                                 *HARTFORD            COMPANY
                                                               HOLDINGS, INC.        VERMONT(7)
                                                                  DELAWARE
                                                                      !
                                                                      !
                                                              *HARTFORD LIFE,
                                                                    INC.
                                                                  DELAWARE
                                                                      !
                                                                      !
                                                                HARTFORD LIFE
                                                                AND ACCIDENT
                                                              INSURANCE COMPANY
                                                                 CONNECTICUT
                                                                      !
         -------------------------------------------------------------!-------------------------------------------------------
         !                    !                    !        !         !         !              !                             !
         !                    !                    !        !         !         !              !                             !
   *HARTFORD LIFE     WOODBURY FINANCIAL   M-CAP INSURANCE  !         !     AMERICAN     HARTFORD LIFE                ISOP FINANCING
 INTERNATIONAL, LTD.    SERVICES, INC.       AGENCY, LLC    !         !  MATURITY LIFE     INSURANCE                      COMPANY
   CONNECTICUT            MINNESOTA           DELAWARE#     !         !    INSURANCE        COMPANY                       LIMITED
                                                            !         !     COMPANY       CONNECTICUT                   PARTNERSHIP
  SEE PAGE 5 FOR                                            !         !   CONNECTICUT          !                       CONNECTICUT#
OVERSEAS OPERATIONS                                         !         !                        !
                                                            !         !                        !
                                                            !         !                        !------------------------------
                                                            !         !                        !             !               !
                                                            !         !                        !             !               !
       -----------------------------------------------------!         !                    HARTFORD       HARTFORD        HARTFORD
       !                  !               !                 !         !                   HEDGE FUND      LIFE AND     INTERNATIONAL
       !                  !               !                 !         !                  COMPANY, LLC     ANNUITY          LIFE
   HARTFORD          PLANCO, LLC       PLANCO         HARTFORD LIFE   !                  DELAWARE(4)#    INSURANCE      REASSURANCE
 ADMINISTRATIVE       DELAWARE#       FINANCIAL          PRIVATE      !                                   COMPANY       CORPORATION
SERVICES COMPANY                    SERVICES, LLC    PLACEMENT, LLC   !                                 CONNECTICUT     CONNECTICUT
   MINNESOTA                          DELAWARE#        DELAWARE#      !                                      !
                                                            !         !                  HARTFORD CORE       !
                                                            !         !                    FUND, L.P.    HARTFORD
                                                      THE EVERGREEN   !                  DELAWARE(4)#    LIFE, LTD
                                                   GROUP INCORPORATED !                                   BERMUDA
                                                        NEW YORK      !
                                                                      !                HARTFORD ENHANCED
                                                                      !                 ABSOLUTE RETURN
                                                                      !                   FUND, L.P.
                                                                      !                  DELAWARE(4)#
                                                                      !
                                                                      !
                                                                 *HARTFORD              HARTFORD EQUITY
                                                                 FINANCIAL                SPECIALISTS
                                                               SERVICES, LLC               FUND, L.P.
                  ---------------------------------------------- DELAWARE#               DELAWARE(4)#
                  !              !                                    !
                  !              !                 -------------------!--------------------------------------------------
                  !              !                 !              !   !            !         !       !                  !
                  !              !                 !              !   ------       !         !       !                  !
           *HARTFORD LIFE     HARTFORD      HL INVESTMENT      HARTFORD    !    HARTFORD     !   HARTFORD     HARTFORD-COMPREHENSIVE
      ----- ALLIANCE LLC     RETIREMENT     ADVISORS, LLC    EQUITY SALES  !    ADVANTAGE    !  SECURITIES       EMPLOYEE BENEFIT
      !     DELAWARE(5)#    SERVICES, LLC   CONNECTICUT#     COMPANY, INC. ! INVESTMENT, LTD ! DISTRIBUTION      SERVICE COMPANY
 50%  !                     DELAWARE(6)#           !          CONNECTICUT  !     BERMUDA     ! COMPANY, INC.       CONNECTICUT
      !                                            !                       !                 !   CONNECTICUT
LIFE ALLIANCE, LLC                                 !                       !                 !
  DELAWARE(2)#                                     !                       !                 !
                   --------------------------------!----------             !                 -------
                   !                       !                 !             !                       !
                   !                       !                 !             !                       !
               HARTFORD             HARTFORD             HARTFORD          HARTFORD             TRUMBULL            NONSTOCK
         INVESTMENT FINANCIAL   INVESTOR SERVICES      INVESTMENTS        INVESTMENT        SECURITIES, LLC
            SERVICES, LLC         COMPANY, LLC         CANADA CORP.  ADVISORY COMPANY,LLC     DELAWARE(16)        THE HARTFORD
              DELAWARE#           CONNECTICUT#            CANADA         DELAWARE(12)#                              CLUB OF
                                                                                                                 SIMSBURY, INC.
                                                                                                                  CONNECTICUT

Key:

# LIMITED LIABILITY COMPANY

+ PARTNERSHIPS

*HOLDING COMPANY        SEE PAGE 6 FOR FOOTNOTES

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

              MUTUAL FUNDS

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 4 OF 6 PAGES
-----------------
SEE PAGE 1 FOR NORTH AMERICAN OPERATIONS
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 4 FOR MUTUAL FUNDS
SEE PAGE 5 FOR OVERSEAS OPERATIONS
SEE PAGES 6 & 7 FOR FOOTNOTES

                                                   HARTFORD LIFE
                                                 INSURANCE COMPANY
                                                    CONNECTICUT
                                                         !
                                                         !
                                                   HARTFORD LIFE
                                                    AND ANNUITY
                                                 INSURANCE COMPANY
                                                    CONNECTICUT

                         ALL THE SHARES OF THE NON-PUBLIC MUTUAL FUNDS ARE HELD IN VARYING
                        PERCENTAGES BY SEPARATE ACCOUNTS OF HARTFORD LIFE INSURANCE COMPANY
                                     AND CERTAIN QUALIFIED RETIREMENT PLANS

                                -----------------------------------------------
                                !                                             !
                                !                                             !
                         HARTFORD SERIES                                HARTFORD HLS
                        MUTUAL FUND, INC.                            SERIES FUND II, INC
                           MARYLAND##                                     MARYLAND##


THE HARTFORD        THE HARTFORD            THE HARTFORD         THE HARTFORD         THE HARTFORD           THE HARTFORD
INTERNATIONAL   MUTUAL FUNDS II, INC.    MUTUAL FUNDS, INC.      INCOME SHARES        U.S. CAPITAL           GLOBAL LEADERS
   FUNDS             MARYLAND#               MARYLAND#             FUND, INC.       APPRECIATION FUND             FUND
IRELAND(10)#                                                       MARYLAND#             CANADA#                 CANADA#


                   THE HARTFORD            THE HARTFORD          THE HARTFORD          THE HARTFORD           THE HARTFORD
                  U.S. STOCK FUND         CANADIAN STOCK         ADVISORS FUND          BOND FUND             MONEY MARKET
                      CANADA#                  FUND                 CANADA#              CANADA#                  FUND
                                             CANADA#                                                            CANADA#

KEY:

#  PUBLIC FUNDS

## NON-PUBLIC FUNDS

*HOLDING COMPANY        SEE PAGE 6 FOR FOOTNOTES

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

          OVERSEAS OPERATIONS

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 5 OF 6 PAGES
-----------------
SEE PAGE 1 FOR NORTH AMERICAN OPERATIONS
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 4 FOR MUTUAL FUNDS
SEE PAGE 5 FOR OVERSEAS OPERATIONS
SEE PAGES 6 & 7 FOR FOOTNOTES

                                                                                             *THE HARTFORD
                                                                                           FINANCIAL SERVICES
                                                                                              GROUP, INC.
                                                                                               DELAWARE
                                                                                                  !
                                                                                                  !
                                                                                                  !
                                                                                                  !
       ---------------------------------------------------------------------------------------    !
       !                  !               !                 !                                !    !
       !                  !               !                 !                                !    !
   *HERITAGE          NEW OCEAN       HARTFORD          TRUMBULL                           *HARTFORD
 HOLDINGS, INC.       INSURANCE      INVESTMENT         INSURANCE                         HOLDINGS, INC.
  CONNECTICUT         CO., LTD.      MANAGEMENT          COMPANY                             DELAWARE
       !               BERMUDA        COMPANY          CONNECTICUT                                !
       !                              DELAWARE              !                                     !
   HERITAGE                               !                 !                    -----------------------------------
  REINSURANCE                             !             HORIZON                  !                                 !
 COMPANY, LTD.                        HARTFORD         MANAGEMENT                !                                 !
    BERMUDA                          INVESTMENT        GROUP, LLC            *HARTFORD                           NUTMEG
       !                           MANAGEMENT K.K.     DELAWARE#             LIFE, INC.                        INSURANCE
       !                                JAPAN               !                 DELAWARE                          COMPANY  -----------
 EXCESS INSURANCE                                           !                    !                       ---- CONNECTICUT          !
 COMPANY LIMITED        ------------------             DOWNLANDS                 !                       !              !          !
      U.K.              !                 !            LIABILITY        -------------------              !              !          !
                        !                 !          MANAGEMENT LTD.    !                 !              !              !          !
                        v                 !               U.K.          !                 !           HARTFORD      *HARTFORD      !
                   HARTFORD LIFE          !                       HARTFORD LIFE     HARTFORD LIFE     FINANCIAL   MANAGEMENT, LTD. !
                     INSURANCE            !----------------------  AND ACCIDENT     INSURANCE, K.K.   PRODUCTS       BERMUDA       !
                      COMPANY                   !                   INSURANCE           JAPAN        INTERNATIONAL      !          !
                    CONNECTICUT             *HARTFORD                COMPANY                           LIMITED          !          !
                        !                   FINANCIAL              CONNECTICUT                         UNITED           !          !
                        !                 SERVICES, LLC                 !                            KINGDOM(1)         !          !
                   HARTFORD LIFE            DELAWARE#                   !                                           HARTFORD       !
                    AND ANNUITY                 !                       !                                        INSURANCE, LTD.   !
                 INSURANCE COMPANY              !                       !                                            BERMUDA       !
                    CONNECTICUT             HARTFORD                    !                                                          !
                        !                   ADVANTAGE                   !                                               ------------
                        !                INVESTMENT, LTD                !                                               !
                  HARTFORD LIFE,             BERMUDA                    !                                               !
                       LTD                                              !                                         HART RE GROUP,
                     BERMUDA                                     HARTFORD LIFE        50%                            L.L.C.
                      --------------------------------------- INTERNATIONAL, LTD ---------                        CONNECTICUT
                      !                !                 !        CONNECTICUT            ^                              !
                      !                !                 !              !                !                              !
                      !                !                 !              !                !                          FENCOURT
                      !                !                 !              !                v                         REINSURANCE
                      !       THE HARTFORD INT'L    HARTFORD LIFE   THESIS, S.A.   ICATU HARTFORD                 COMPANY, LTD.
                      !        ASSET MANAGEMENT        LIMITED       ARGENTINA      SEGUROS S.A.                     BERMUDA
                      !        COMPANY LIMITED         IRELAND                       BRAZIL(9)
                      !            IRELAND                                               !
                      !                                                                  !
         --------------------------------------------                                    !
         !                    !                     !                                    !
         !                    !                     !                                    !
      HARTFORD             HARTFORD ASIA          HARTFORD                               !
   INTERNATIONAL       (HONG KONG) LIMITED      EUROPE, LTD.                             !
GLOBAL DISTRIBUTION  CHINA SAR (HONG KONG)(15)    U.K.(11)                               !
   (BERMUDA) LTD.                                                                        !
      BERMUDA                                                                            !
                                                                                         !
                                              --------------------------------------------
                                              !
                                              !
       -----------------------------------------------------------------------------------------------------------------------------
       !             !                !                  !                 !            !             !                  ! 16.670% !
       !       99.99 !          55%   !         99.99%   !         99.99%  !      99.99%!             !                  !         !
   IH CIA         ITUMBIARA         SANTA         ICATU HARTFORD   ICATU HARTFORD    IH PREV        ICATU             BRASILCAP    !
 DE SEGUROS E   PARTICIPACOES     CATARINA        ADMINISTRACAO    ADMINISTRACAO    FUNDO DE       HARTFORD      CAPITALIZACAO S.A.!
 PREVIDENCIA        LTDA.         SEGUROS E        DE RECURSOS     DE BENEFICIOS     PENSAO   CAPITALIZACAO S.A.      BRAZIL       !
   BRAZIL          BRAZIL      PREVIDENCIA S.A.       LTDA.            LTDA.         BRAZIL   !     BRAZIL                         !
                                    BRAZIL            BRAZIL          BRAZIL                  !       !                            !
                                                                          !                   !       !                       .01% !
                                                                     .01% !                   !       !              ---------------
                                                                          !                   !       !              !
                                                                          !                   !       !        ICATU HARTFORD
                                                                          -----------------   !       ------> CONSULTORIA, LTDA.
                                                                                          ^   !        99.9%       BRAZIL
                           ---------------------------------------------------------------!---!
                    99.9%  !                   !              24.5% !                     !   !
                           !                   !                    !                     V   !
                    ICATU HARTFORD          MOTRIN                CAIXA               VANGARDA COMPANHIA
                    SOCIEDAD ANONIMA    CAPITALIZACAO S.A.   CAPITALIZACAO S.A.           DE SEGUROS
                   DE CAPITALIZACION        BRAZIL                BRAZIL                   GERAIS
                  Y AHORRO PARA FINS                                                       BRAZIL
                     DETERMINADOS
                       ARGENTINA

             NOTE: INTERNATIONAL OWNERSHIP REFLECTS PERCENTAGE OWNED BY IMMEDIATE PARENT AND IS 100% UNLESS OTHERWISE NOTED.

Key:

# LIMITED LIABILITY COMPANY

*HOLDING COMPANY.       SEE PAGE 6 FOR FOOTNOTES.

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED

PAGE 6 OF 6 PAGES
-----------------
SEE PAGE 1 FOR NORTH AMERICAN OPERATIONS
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 4 FOR MUTUAL FUNDS
SEE PAGE 5 FOR OVERSEAS OPERATIONS
SEE PAGES 6 & 7 FOR FOOTNOTES

                                    FOOTNOTES
                                    ---------

1. HARTFORD FINANCIAL PRODUCTS INTERNATIONAL LIMITED

Nutmeg Insurance Company purchased Treebay Limited on November 1, 2006 and changed its name to Hartford Financial Products International Limited.

2. LIFE ALLIANCE, LLC

The remaining 50% ownership of Life Alliance, LLC is owned by Protective Life Insurance Company through a joint venture.

3. HARTFORD LLOYDS CORPORATION

The company serves as Attorney-in-fact for Hartford Lloyds Insurance Company.

4. HARTFORD HEDGE FUND COMPANIES

Hartford Hedge Fund Company, LLC is the General Partner of Hartford Core Fund, L.P., Hartford Enhanced Absolute Return Fund, L.P. and Hartford Equity Specialists Fund, L.P.

5. 3226999 NOVA SCOTIA LIMITED

A special purpose limited holding company organized in Nova Scotia, Canada on March 27, 2008.

6. HARTFORD RETIREMENT SERVICES, LLC

Hartford Retirement Services, LLC was formed in Delaware on December 5, 2007. The LLC holds all of the assets acquired from Sun Life Retirement Services (U.S.), Inc., Princeton Retirement Group, Inc. and TopNoggin, LLC.

7. CHAMPLAIN LIFE REINSURANCE COMPANY

On November 27, 2007, 100% of the issued and outstanding shares of Champlain was distributed up through its parent companies (from Hartford Life Insurance Company to Hartford Life and Accident Insurance Company to Hartford Life, Inc. to Hartford Holdings Inc. to The Hartford Financial Services Group, Inc.) ultimately becoming a subsidiary of The Hartford Financial Services Group, Inc.

8. CATALYST360, LLC

On October 30, 2006, Catalyst360, LLC was formed in the State of Delaware. The Company was established to provide stand-alone call centers to service AARP products and services.

9. ICATU HARTFORD SEGUROS S.A.

The remaining 50% ownership of Icatu Hartford Seguros S.A. is owned by non-affiliated third party companies Those companies are as follows: Icatu Assessoria, Ltda. (45.07%ON), Icatu Holding S/A (4.93% ON and 30,640%PN) and Icatu Global Finance Inc. (19,358%PN).

10. NUTMEG CASUALTY RISK SERVICES CO.

A third party administrator organized to handle business for Specialty Risk Services, LLC in Canada. It was formed March 27, 2008 in Nova Scotia, Canada.

11. HARTFORD EUROPE, LTD.

The Company was formed April 9, 2008 to hold and protect the name "Hartford Europe". It performs management and consulting services for the International Markets Group.

12. HARTFORD INVESTMENT ADVISORY COMPANY, LLC

January 25, 2008, we formed Hartford Investment Advisory Company, LLC in the State of Delaware. The entity was also qualified in CT. It is a registered investment advisor for dynamic asset allocation programs.

13. HARTFORD INTERNATIONAL GLOBAL DISTRIBUTION (BERMUDA), LTD.

The Company was incorporated on April 15, 2008 in Bermuda. It's the master distributor of The Hartford International Funds to clients in various countries around the world.

14. CCS COMMERCIAL, L.L.C.

Effective as of January 1, 2007, CCS Commercial, L.L.C. ("CCS") repurchased all of Trumbull Services, LLC's membership interest in CCS.

PAGE 6 OF 6 PAGES
-----------------
SEE PAGE 1 FOR NORTH AMERICAN OPERATIONS
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 4 FOR MUTUAL FUNDS
SEE PAGE 5 FOR OVERSEAS OPERATIONS
SEE PAGES 6 & 7 FOR FOOTNOTES

                                    FOOTNOTES
                                    ---------

15. HARTFORD ASIA (HONG KONG) LIMITED

Hartford Asia (Hong Kong) Limited was Incorporated August 29, 2008. The company provides management and consulting services for the International Markets Group.

16. TRUMBULL SECURITIES, LLC

Trumbull Securities, LLC is a Limited Liability Company formed in the State of Delaware on May 29, 2008. The company is in the process of being registered as a broker/dealer.